Exhibit 10.70

SIXTH AMENDMENT

TO THE

SANTA LUCIA BANK

SALARY CONTINUATION AGREEMENT

DATED FEBRUARY 1, 1997

FOR

LARRY H. PUTNAM

THIS AMENDMENT is adopted and effective this 12th day of April, 2007, by and between SANTA LUCIA BANK, a California state-chartered bank located in Atascadero, California (the “Company”) and LARRY H. PUTNAM (the “Executive”).

The Company and the Executive executed the SANTA LUCIA BANK SALARY CONTINUATION AGREEMENT on February 1, 1997; the FIRST AMENDMENT TO THE SANTA LUCIA BANK SALARY CONTINUATION AGREEMENT DATED FEBRUARY 1, 1997 FOR LARRY PUTNAM effective February 3, 1998; the SECOND AMENDMENT TO THE SANTA LUCIA BANK SALARY CONTINUATION AGREEMENT DATED FEBRUARY 1, 1997 FOR LARRY PUTNAM effective April 15, 1998; the AMENDMENT TO THE SANTA LUCIA BANK SALARY CONTINUATION AGREEMENT DATED FEBRUARY 1, 1997 effective January 10, 2001; the AMENDMENT TO THE SANTA LUCIA BANK SALARY CONTINUATION AGREEMENT (THE DEFERRAL AMENDMENT) effective August 1, 2003; and the AMENDMENT TO THE SANTA LUCIA BANK SALARY CONTINUATION AGREEMENT DATED FEBRUARY 1, 1997 effective December 1, 2003; collectively, (the “Agreement”).

Under the terms of Article 8, the undersigned hereby amend, in part, said Agreement for the purpose of increasing the Normal Retirement Benefit amount.  Therefore:

Section 2.1.1 of the Agreement shall be deleted in its entirety and replaced by the new Sections 2.1.1 as follows:

2.1.1                        Amount of Benefit.  The annual benefit under Section 2.1 is Fifty-Six Thousand Dollars ($56,000).

To the extent this Sixth Amendment is a “material modification” under IRC 409A of the Code, the undersigned hereby expressly acknowledge that “grandfathering” protection afforded by the American Jobs Creation Act and I.R.C. § 409A may no longer be available.  Also, to the extent necessary, the Agreement, as amended, shall be administered in “good faith compliance” with Notice 2005-1 and I.R.C. § 409A, subject to future regulatory guidance.

IN WITNESS OF THE ABOVE, the Executive and the Company hereby consent to this Sixth Amendment.

EXECUTIVE:	SANTA LUCIA BANK
/S/ Larry H. Putnam	By:
Larry H. Putnam	Title: